                                                                     Exhibit 4.2

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                          REGISTRATION RIGHTS AGREEMENT



                           Dated as of April 27, 2001



                                  by and among



                              TRIAD HOSPITALS, INC.


                                       and


                           THE GUARANTORS named herein


                                       and


                              MERRILL LYNCH & CO.,
               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                            Sole Book-Running Manager
                                       and
                         BANC OF AMERICA SECURITIES LLC
                              CHASE SECURITIES INC.
                                 UBS WARBURG LLC
                                   Co-Managers
                              as Initial Purchasers


================================================================================

                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of April 27, 2001 by and among TRIAD HOSPITALS, INC., a Delaware corporation (the "Company"), certain of its subsidiaries listed on the Schedule A attached hereto, (the "Guarantors" and, together with the Company, the "Issuers") and MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, BANC OF AMERICA SECURITIES LLC, CHASE SECURITIES INC. and UBS WARBURG LLC, (collectively, the "Initial Purchasers").

         This Agreement is made pursuant to the Purchase Agreement dated as of April 20, 2001 by and among the Company, the Guarantors and the Initial Purchasers (the "Purchase Agreement"), which provides for, among other things, the sale by the Issuers to the Initial Purchasers of an aggregate of $600,000,000 principal amount of the Company's 8 3/4% Senior Notes due 2009 (the "Notes") which are to be unconditionally guaranteed on a senior basis (the "Guarantee" and, together with the Notes, the "Securities") as described in the Purchase Agreement. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide to the Initial Purchasers and its direct and indirect transferees the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing under the Purchase Agreement.

         In consideration of the foregoing, the parties hereto agree as follows:

         1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

         "Additional Interest" shall have the meaning set forth in Section 2(e) hereof.

         "Advice" shall have the meaning set forth in the last paragraph of
     Section 3 hereof.

         "Applicable Period" shall have the meaning set forth in Section 3(r) hereof.

         "Business Day" shall mean a day that is not a Saturday, a Sunday, or a day on which banking institutions in New York, New York are required to be closed.

         "Company" shall have the meaning set forth in the preamble to this Agreement and also includes the Company's successors and permitted assigns.

         "Depositary" shall mean The Depository Trust Company or any other depositary appointed by the Company; provided, however, that such depositary must have an address in the Borough of Manhattan, in the City of New York.

         "Effectiveness Period" shall have the meaning set forth in Section 2(b) hereof.

         "Effectiveness Target Date" shall have the meaning set forth in
     Section 2(e) hereof.

         "Event Date" shall have the meaning set forth in Section 2(e) hereof.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         "Exchange Offer" shall mean the exchange offer by the Issuers of Exchange Securities for Securities pursuant to Section 2(a) hereof.

         "Exchange Offer Registration" shall mean a registration under the Securities Act effected pursuant to Section 2(a) hereof.

         "Exchange Offer Registration Statement" shall mean an exchange offer registration statement on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "Exchange Period" shall have the meaning set forth in Section 2(a) hereof.

         "Exchange Securities" shall mean the $600,000,000 8 3/4% Senior Notes due 2009, issued by the Issuers pursuant to and entitled to the benefits of, the Indenture (which shall be qualified under the TIA) and registered pursuant to an effective Registration Statement under the Securities Act, to be offered to Holders of Securities in exchange for Securities pursuant to the Exchange Offer, which shall be identical to such Securities (except that (i) interest thereon shall accrue from the last date on which interest was paid on such Securities or, if no such interest has been paid, from the Issue Date and (ii) the transfer restrictions thereon shall be eliminated).

         "Guarantors" shall have the meaning set forth in the preamble to this Agreement and also includes their successors and permitted assigns.

         "Holders" shall mean the Initial Purchasers, for so long as they own any Transfer Restricted Securities, each of their direct and indirect successors, assigns and transferees who become registered owners of Transfer Restricted Securities under the In-denture and each Participating Broker-Dealer that holds Exchange Securities for so long as such Participating Broker-Dealer is required to deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities.

         "Indenture" shall mean the Indenture relating to the Securities dated as of April 27, 2001 among the Issuers and Citibank N.A., as trustee, as the same may be amended from time to time in accordance with the terms thereof.

         "Initial Purchasers" shall have the meaning set forth in the preamble to this Agreement.

         "Inspectors" shall have the meaning set forth in Section 3(m) hereof.

         "Issue Date" shall mean the date on which the Securities are originally issued.

         "Issuers" shall have the meaning set forth in the preamble to this Agreement.

         "Majority Holders" shall mean, subject to Section 7(k), the Holders of a majority of the aggregate principal amount of outstanding Transfer Restricted Securities.

         "Participating Broker-Dealer" shall have the meaning set forth in
     Section 3(r) hereof.

         "Person" shall mean an individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         "Private Exchange" shall have the meaning set forth in Section 2(a) hereof.

         "Private Exchange Securities" shall have the meaning set forth in
     Section 2(a) hereof.

         "Prospectus" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Transfer Restricted Securities covered by a Shelf Registration Statement, and by all other amendments and supplements to a prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

         "Purchase Agreement" shall have the meaning set forth in the preamble to this Agreement.

         "Records" shall have the meaning set forth in Section 3(m) hereof.

         "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Issuers with this Agreement, including without limitation: (i) all applicable SEC, stock exchange or National Association of Securities Dealers, Inc. (the "NASD") registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of one counsel for any Holder that is an Initial Purchaser in connection with blue sky qualification of any of the Exchange Securities or Transfer Restricted Securities) and compliance with the rules of the NASD, (iii) all applicable expenses incurred by the Issuers in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus and any amendments or supplements thereto, and in preparing or assisting in preparing any other documents relating to the performance of and compliance with this Agreement, (iv) the reasonable fees and disbursements of counsel for the Issuers and of the independent certified public accountants of the Issuers, including the expenses of any "cold comfort" letters required by or incident to such performance or compliance with this Agreement, (v) the reasonable fees and expenses of the Trustee, and any exchange agent or custodian, (vi) all fees and expenses incurred in connection with the listing, if any, of any of the Transfer Restricted Securities on any securities exchange or exchanges, if the Company, in its discretion, elects to make any such listing, (vii) all rating agency fees, if any, and (viii) any reasonable fees and disbursements of any underwriter customarily required to be paid by the Issuers or sellers of securities and the fees and expenses of any special experts retained by the Issuers in connection with any Shelf Registration Statement; but excluding fees of counsel to the Holders and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Transfer Restricted Securities by a Holder.

         "Registration Statement" shall mean any registration statement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement) of the Issuers which covers any of the Transfer Restricted Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "SEC" shall mean the Securities and Exchange Commission.

         "Securities" shall have the meaning set forth in the preamble to this Agreement.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Shelf Registration" shall mean a registration effected pursuant to
     Section 2(b) hereof.

         "Shelf Registration Event" shall have the meaning set forth in Section 2(b) hereof.

         "Shelf Registration Statement" shall mean a "shelf" registration statement of the Issuers relating to a "shelf" offering in accordance with Rule 415 of the Securities Act, or any similar rule that may be adopted by the SEC, pursuant to the provisions of Section 2(b) hereof which covers all of the Transfer Restricted Securities, on an appropriate form under the Securities Act, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

         "TIA" shall have the meaning set forth in Section 3(k) hereof.

         "Transfer Restricted Securities" shall mean each Security, each Exchange Security, if issued, and each Private Exchange Security, if issued; provided, however, that each Security, Exchange Security or Private Exchange Security, as the case may be, shall cease to be a Transfer Restricted Security when (i) with respect to a Security only, such Security has been exchanged by a person other than a Participating Broker-Dealer in the Exchange Offer for an Exchange Security which is entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Securities Act, (ii) with respect to a Security only, following the exchange by a Participating Broker-Dealer in the Exchange Offer of a Security for an Exchange Security, such Exchange Security is sold to a purchaser who receives from such Participating Broker-Dealer on or prior to the date of such sale a copy of the Prospectus contained in the Exchange Offer Registration Statement, as amended or supplemented, (iii) such Security or Private Exchange Security, as the case may be, has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement, (iv) such Security or Private Exchange Security, as the case may be, is distributed to the public pursuant to Rule 144 under the Securities Act (or any similar provision then in force, but not Rule 144A under the Securities Act), (v) such Security is eligible to be sold pursuant to paragraph (k) of Rule 144,
     (vi) such Security, Exchange Security or Private Exchange Security, as the case may be, shall have been otherwise transferred by the holder thereof and a new security not bearing a legend restricting further transfer shall have been delivered by the Issuers and subsequent disposition of such new security shall not require registration or qualification under the Securities Act or any similar state law then in force, or (vii) such Security, Exchange Security or Private Exchange Security, as the case may be, ceases to be outstanding.

         "Trustee" shall mean the trustee with respect to the Securities under the Indenture.

         2.  Registration Under the Securities Act.
             -------------------------------------

         (a) Exchange Offer. (i) To the extent not prohibited by any applicable law or applicable policy of the SEC, the Issuers shall, for the benefit of the Holders, at the Issuers' cost, (A) use their reasonable best efforts to prepare and, as soon as practicable but not later than 90 days after the Issue Date, file with the SEC an Exchange Offer Registration Statement on an appropriate form under the Securities Act covering the offer by the Issuers to the Holders to exchange all of the Securities for a like principal amount of Exchange Securities, (B) use their reasonable best efforts to cause such Exchange Offer Registration Statement to be declared effective under the Securities Act by the SEC not later than the date which is 180 days after the Issue Date, (C) use their reasonable best efforts to (x) to include in the Exchange Registration Statement a prospectus for use in any resales by any Holder of Exchange Securities that is a broker-dealer and (y) to keep such Registration Statement effective for a period beginning when Exchange Securities are first issued in the Exchange Offer and ending upon the earlier of the expiration of the 180th day after the Exchange Offer has been completed or such time as such broker-dealers no longer own any Transfer Restricted Securities and (D) use their best efforts to commence the Exchange Offer and, on or prior to 220 days after the Issue Date, issue Exchange Securities in exchange for all Securities properly tendered prior thereto in the Exchange Offer. Upon the effectiveness of the Exchange Offer Registration Statement, the Issuers shall promptly, but no later than 5 days after such registration statement has become effective, commence the Exchange Offer, it being the objective of such Exchange Offer to enable each Holder eligible and electing to exchange Securities for Exchange Securities (assuming that such Holder is not an affiliate of the Issuers within the meaning of Rule 405 under the Securities Act or, if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, and is not a broker-dealer tendering Transfer Restricted Securities acquired directly from the Issuers for its own account, acquired the Exchange Securities in the ordinary course of such Holder's business and has no arrangements or understandings with any Person to participate in the Exchange Offer for the purpose of distributing (within the meaning of the Securities Act) the Exchange Securities) and to transfer such Exchange Securities from and after their receipt without any limitations or restrictions on transfer under the Securities Act and under state securities or blue sky laws.

                  (ii) In connection with the Exchange Offer, the Issuers shall:

                           (A) mail as promptly as practicable to each Holder a
                  copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                           (B) keep the Exchange Offer open for acceptance for a
                  period of not less than 30 days after the date notice thereof is mailed to the Holders (or longer if required by applicable law) (such period referred to herein as the "Exchange Period");

                           (C) utilize the services of the Depositary for the
                  Exchange Offer;

                           (D) permit Holders to withdraw tendered Securities at
                  any time prior to 5:00 p.m. (New York time) on the last Business Day of the Exchange Period by sending to the institution specified in the notice, a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount of Securities delivered for exchange, and a statement that such holder is withdrawing his election to have such Securities exchanged;

                           (E) notify each Holder that any Securities not
                  tendered will remain outstanding and continue to accrue interest but will not retain any rights under this Agreement (except in the case of the Initial Purchasers and Participating Broker-Dealers as provided herein); and

                           (F) otherwise comply in all material respects with
                  all applicable laws relating to the Exchange Offer.

                  (iii) If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Securities acquired by them and having the status of an unsold allotment in the initial distribution, the Issuers upon the request of any Initial Purchaser shall, to the extent not prohibited by any applicable law or applicable policy of the SEC, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to such Initial Purchaser in exchange (the "Private Exchange") for the Securities held by such Initial Purchaser, a like principal amount of debt securities of the Company, guaranteed by the Guarantors, issued pursuant to, and entitled to the benefits of, the Indenture and identical to the Exchange Securities, except that such securities shall bear appropriate transfer restrictions (the "Private Exchange Securities").

                  (iv) The Exchange Securities and the Private Exchange Securities shall be issued under (A) the Indenture or (B) an indenture identical in all material respects to the Indenture and which, in either case, has been qualified under the TIA or is exempt from such qualification and shall provide that the Exchange Securities (other than the Private Exchange Securities) shall not be subject to the transfer restrictions set forth in the Indenture. The Indenture or such indenture shall provide that the Exchange Securities, the Private Exchange Securities and the Securities shall vote and consent together on all matters as one class and that none of the Exchange Securities, the Private Exchange Securities or the Securities shall have the right to vote or consent as a separate class on any matter. The Private Exchange Securities shall be of the same series as, and the Company shall seek to cause the CUSIP Service Bureau to issue the same CUSIP numbers for the Private Exchange Securities as for the Exchange Securities issued pursuant to the Exchange Offer. The Company shall not have any liability hereunder solely as a result of such Private Exchange Securities not bearing the same CUSIP number as the Exchange Securities.

                  (v) The Exchange Offer and the Private Exchange shall not be subject to any conditions, other than that (A) in the reasonable opinion of counsel to the Company, the Exchange Offer or Private Exchange, as the case may be, does not violate applicable law or any applicable policy of the SEC, (B) no action or proceeding shall have been instituted or threatened in any court or by any governmental agency which might materially impair the ability of the Company to proceed with the Exchange Offer or the Private Exchange nor shall any material adverse development have occurred in any such action or proceeding with respect to the Company, (C) all governmental approvals which the Issuers deem reasonably necessary for the consummation of the Exchange Offer or Private Exchange shall have been obtained and (D) the due tendering of Transfer Restricted Securities in accordance with the terms of the Exchange Offer. As soon as practicable after the close of the Exchange Offer and/or the Private Exchange, as the case may be, the Issuers shall:

                           (1) accept for exchange all Securities or portions
                  thereof properly tendered and not validly withdrawn pursuant to the Exchange Offer or the Private Exchange; and

                           (2) deliver, or cause to be delivered, to the Trustee
                  for cancellation all Securities or portions thereof so accepted for exchange by the Issuers, and issue, and cause the Trustee under the Indenture to promptly authenticate and deliver to each Holder, a new Exchange Security or Private Exchange Security, as the case may be, equal in principal amount to the principal amount of the Securities surrendered by such Holder and accepted for exchange.

                  (vi) To the extent not prohibited by any law or applicable policy of the SEC, the Issuers shall use their reasonable best efforts to complete the Exchange Offer as provided above, and shall comply with the applicable requirements of the Securities Act, the Exchange Act and other applicable laws in connection with the Exchange Offer. Each Holder of Securities who wishes to exchange such Securities for Exchange Securities in the Exchange Offer will be required to make certain customary representations in connection therewith, including representations that such Holder is not an affiliate of any of the Issuers within the meaning of Rule 405 under the Securities Act, or if it is an affiliate, that it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, that it is not a broker-dealer tendering Transfer Restricted Securities acquired directly from the Company for its own account, that any Exchange Securities to be received by it will be acquired in the ordinary course of business and that at the time of the commencement of the Exchange Offer it has no arrangement or understanding with any Person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Securities. Each Participating Broker-Dealer will be required to acknowledge that it will deliver the Prospectus included in the Exchange Offer Registration Statement in connection with the resale of Exchange Securities to the extent it is subject to the prospectus delivery requirements of the SEC. The Issuers shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right to contact such Holders and otherwise facilitate the tender of Securities in the Exchange Offer.

                  (vii) Upon consummation of the Exchange Offer in accordance with this Section 2(a), the provisions of this Agreement shall continue to apply, modified as necessary, solely with respect to Transfer Restricted Securities that are Private Exchange Securities, Exchange Securities held by Participating Broker-Dealers and Transfer Restricted Securities entitled to a Shelf Registration pursuant to the first paragraph of Section 2(b) hereof.

         (b) Shelf Registration. (i) In the event that (A) the Issuers are not permitted to file the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or SEC policy, (B) the Exchange Offer is not consummated within 220 days after the Issue Date or (C) any holder of Securities notifies the Company prior to the 20th day following consummation of the Exchange Offer that (1) due to a change in applicable law or SEC policy it is not entitled to participate in the Exchange Offer, (2) due to a change in applicable law or SEC policy it may not resell the Exchange Securities to be acquired by it in the Exchange Offer to the public without delivering a prospectus and the prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such holder or (3) it is a broker-dealer and owns

Securities acquired directly from the Company or an affiliate of the Company or
(D) the holders of the Securities may not resell the Exchange Securities to be acquired by them in the Exchange Offer to the public without restriction under the Securities Act and without restriction under applicable blue sky or state securities laws (any of the events specified in (A)-(D) being a "Shelf Registration Event"), then the Issuers shall, at their cost, use their reasonable best efforts to file as promptly as practicable after the date of such Shelf Registration Event and, in any event, prior to the later of (1) 90 days after the Issue Date or (2) 90 days (or 30 days in the case of clause (B) of this Section 2(b)) after such filing obligation arises and use their reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the SEC on or prior to 90 days from such required filing date. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Company in writing such information as the Company may, after conferring with counsel with regard to information relating to Holders that would be required by the SEC to be included in such Shelf Registration Statement or Prospectus included therein, reasonably request for inclusion in any Shelf Registration Statement or Prospectus included therein. Each Holder as to which any Shelf Registration is being effected agrees to furnish to the Company all information with respect to such Holder necessary to make any information previously furnished to the Company by such Holder not materially misleading.

                  (ii) The Issuers agree to use their reasonable best efforts to keep the Shelf Registration Statement continuously effective until the second anniversary of the effective date of the Shelf Registration Statement (subject to extension pursuant to the last paragraph of Section 3 hereof) or such earlier time as there are no longer any Transfer Restricted Securities outstanding (the "Effectiveness Period"). The foregoing shall not apply to actions taken (or contemplated to be taken) by the Company in good faith and for valid business reasons involving a material undisclosed event (but not including the avoidance of the Company's obligations hereunder) (a "Suspension Event"), including, without limitation, the acquisition or divestiture of assets or the offering or sale of securities, so long as the Issuers without delay prepare and furnish to each of the Holders of the Transfer Restricted Securities a reasonable number of copies of the supplemented or amended prospectus contemplated by Section 3(i) hereof, if the Issuers would be required pursuant to Section 3(e)(E) hereof, to notify the Holders of the Transfer Restricted Securities. Any such period during which the Issuers are excused from keeping the Shelf Registration Statement effective and usable for offers and sale of the Transfer Restricted Securities is referred to as a "Suspension Period"; provided that, such Suspension Period shall not exceed 45 days in any 12-month period (whereafter Additional Interest shall accrue and be payable); and provided further that the number of days of any actual Suspension Period shall be added on to the end of the Effectiveness Period specified above. A Suspension Period shall commence on and include the date that the Company gives notice that the Shelf Registration Statement is no longer effective or the prospectus included therein is no longer usable for offers and sales of Transfer Restricted Securities and shall end on the earlier to occur of (1) the date on which each seller of Transfer Restricted Securities covered by the Shelf Registration Statement either receives the copies of the supplemented or amended prospectus contemplated by the Section 3(i) hereof or is advised in writing by the Company that the use of the prospectus may be resumed and (2) the expiration of 45 days in any 12-month period during which one or more Suspension Periods have been in effect. The Issuers further agree to supplement or make amendments to the Shelf Registration Statement, as and when required by the rules, regulations or instructions applicable to the registration form used by the Issuers for such Shelf Registration Statement or by the Securities Act or rules and regulations thereunder for shelf registration, and the Issuers agree to furnish to each Holder of Transfer Restricted Securities copies of any such supplement or amendment prior to its being used or promptly following its filing with the SEC.

         (c) Expenses. The Issuers shall pay all Registration Expenses in connection with any registration pursuant to Section 2(a) or 2(b) hereof and the reasonable fees and expenses of one counsel, if any, designated in writing by the Majority Holders to act as counsel for the Holders of the Transfer Restricted Securities in connection with a Shelf Registration Statement (which counsel shall be reasonably satisfactory to the Company). Each Holder shall pay all expenses of its counsel (other than as set forth above), all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Transfer Restricted Securities pursuant to the Shelf Registration Statement.

         (d) Effective Registration Statement. An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that if, after it has been declared effective, the offering of Transfer Restricted Securities pursuant to an Exchange Offer Registration Statement or Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference, until the offering of Transfer Restricted Securities may legally resume. The Issuers will be deemed not to have used their reasonable best efforts to cause the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, to become, or to remain, effective during the requisite period if they voluntarily take any action that would result in any such Registration Statement not being declared effective or in the Holders of Transfer Restricted Securities covered thereby not being able to exchange or offer and sell such Transfer Re-stricted Securities during that period, unless such action is required by applicable law or otherwise permitted by this Agreement.

         (e) Additional Interest. (i) In the event that (A) the applicable Registration Statement is not filed with the SEC on or prior to the date specified herein for such filing, (B) the applicable Registration Statement is not declared effective by the SEC on or prior to the date specified herein for such effectiveness (the "Effectiveness Target Date"), (C) the Exchange Offer is required to be consummated hereunder and the Issuers fail to consummate the Exchange Offer within 30 business days of the effectiveness date with respect to the Exchange Offer Registration Statement or (D) the applicable Registration Statement is filed and declared effective prior to the Effectiveness Target Date but shall thereafter cease to be effective or usable (other than due to a Suspension Event) during the periods specified herein without being immediately succeeded by an additional Registration Statement covering the Transfer Restricted Securities which has been filed and declared effective (each such event referred to in clauses (A) through (D), a "Registration Default"), then the Issuers shall pay, jointly and severally, liquidated damages to each Holder of Transfer Restricted Securities as to which such Registration Default relates ("Additional Interest"), with respect to the first 90-day period (or portion thereof) while a Registration Default or Defaults is continuing immediately following the occurrence of such Registration Default, in an amount equal to 0.25% per annum of the principal amount of the Securities. The amount of Additional Interest will increase by an additional 0.25% per annum of the principal amount of the Securities for each subsequent 90-day period (or portion thereof) while a Registration Default or Defaults is continuing until all Registration Defaults have been cured, up to an aggregate maximum amount of 1.00% per annum of the principal amount of the Securities. Additional Interest shall be computed based on the actual number of days elapsed during which any such Registration Default or Defaults exist. Following the cure of a Registration Default, the accrual of Additional Interest with respect to such Registration Default will cease. Additional Interest pursuant to this Section 2(e) shall be the exclusive monetary remedy available to the Holders of the Securities in respect of any Registration Default. Additional Interest will not accrue and be payable as set forth above during any Suspension Period to the extent such Suspension Period does not exceed 45 days in any 12-month period.

                  (ii) The Issuers shall notify the Trustee within five Business Days after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). All accrued Additional Interest shall be paid to the holders entitled thereto, in the manner provided for the payment of interest in the Indenture and the Securities, on each interest payment date, as more fully set forth in the Indenture and the Securities. The amount of Additional Interest will be determined by multiplying the applicable additional interest rate by the principal amount of the Securities, as the case may be, multiplied by a fraction, the numerator of which is the number of days such additional interest rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360.

         (f) Specific Enforcement. Without limiting the remedies available to the Initial Purchasers and the Holders, the Issuers acknowledge that any failure by the Issuers to comply with their obligations under Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it would not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Issuers' obligations under
Section 2(a) and Section 2(b) hereof.

         3. Registration Procedures. In connection with the obligations of the Issuers with respect to the Registration Statements pursuant to Sections 2(a) and 2(b) hereof, the Issuers shall:

                  (a) prepare and file with the SEC a Registration Statement or Registration Statements as prescribed by Sections 2(a) and 2(b) hereof within the relevant time period specified in Section 2 hereof on the appropriate form under the Securities Act, which form (i) shall be selected by the Company, (ii) shall, in the case of a Shelf Registration, be available for the sale of the Transfer Restricted Securities by the selling Holders thereof and (iii) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith; and use their reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof. The Issuers shall not file any Shelf Registration Statement or related Prospectus or any amendments or supplements thereto in respect of which the Holders must provide information for inclusion therein without the Holders or their counsel being afforded an opportunity to review such documentation a reasonable time prior to the filing of such document or, with respect to such information relating to such Holders, if the Majority Holders or such Participating Broker-Dealer, as the case may be, their counsel or the managing underwriters, if any, shall reasonably object;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary under applicable law to keep such Registration Statement effective for the Effectiveness Period or the Applicable Period, as the case may be; and cause each Prospectus to be supplemented by any required prospectus supplement and as so supplemented to be filed pursuant to Rule 424 (or any similar provision then in force) under the Securities Act, and comply in all material respects with the provisions of the Securities Act, the Exchange Act and the rules and regulations promulgated thereunder applicable to it with respect to the disposition of all securities covered by each Registration Statement during the Effectiveness Period or the Applicable Period, as the case may be, in accordance with the intended method or methods of distribution by the selling Holders thereof described in this Agreement (including sales by any Participating Broker-Dealer);

                  (c) in the case of a Shelf Registration, (i) notify each Holder of Transfer Restricted Securities, at least three Business Days prior to filing, that a Shelf Registration Statement with respect to the Transfer Restricted Securities is being filed and advising such Holder that the distribution of Transfer Restricted Securities will be made in accordance with the method selected by the Majority Holders participating in the Shelf Registration; (ii) furnish to each Holder of Transfer Restricted Securities, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the disposition of the Transfer Restricted Securities; and (iii) subject to Section 2(b)(ii) hereof and the last paragraph of Section 3 hereof, hereby consent to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Transfer Restricted Securities in connection with the offering and sale of the Transfer Restricted Securities covered by such Prospectus or any amendment or supplement thereto;

                  (d) in the case of a Shelf Registration, use their reasonable best efforts to register or qualify, as may be required by applicable law, the Transfer Restricted Securities under all applicable state securities or "blue sky" laws of such jurisdictions by the time the applicable Registration Statement is declared effective by the SEC as any Holder of Transfer Restricted Securities covered by a Registration Statement shall reasonably request in advance of such date of effectiveness, and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Transfer Restricted Securities owned by such Holder;

                  (e) in the case of (i) a Shelf Registration or (ii) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(r) hereof, notify each Holder of Transfer Restricted Securities, or such Participating Broker-Dealers, as the case may be, their counsel, if any, promptly and confirm such notice in writing (if such notice was not originally given in writing) (A) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (B) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement or Prospectus or for additional information after the Registration Statement has become ef-fective, (C) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (D) if any of the Issuers receive any notification with respect to the suspension of the qualification of the Transfer Restricted Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the happening of any event or the failure of any event to occur or the discovery of any facts or otherwise during the Effectiveness Period or the Applicable Period, as the case may be, which makes any statement made in such Registration Statement or Prospectus untrue in any material respect or which causes such Registration Statement or Prospectus to omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (F) the Issuers' determination that a post-effective amendment to the Registration Statement would be appropriate;

                  (f) use their reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement as soon as practicable;

                  (g) in the case of a Shelf Registration, furnish to each Holder of Transfer Restricted Securities, without charge, at least one conformed copy of each Registration Statement relating to such Shelf Registration and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                  (h) in the case of a Shelf Registration, unless any Transfer Restricted Securities shall be in book-entry only form, cooperate with the selling Holders of Transfer Restricted Securities to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing Securities covered by such Shelf Registration to be sold and relating to the subsequent transfer of such Securities; and cause such Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least three Business Days prior to the closing of any sale of Transfer Restricted Securities;

                  (i) in the case of (i) a Shelf Registration or (ii) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in Section 3(r), upon the occurrence of any circumstance contemplated by Section 3(e)(B), 3(e)(C), 3(e)(D), 3(e)(E) or 3(e)(F) hereof, prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that (subject to Section 3(a)), as thereafter delivered to the purchasers of the Transfer Restricted Securi-ties, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to notify each Holder or Participating Broker-Dealer, as applicable, to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event;

                  (j) obtain a CUSIP number for all Exchange Securities or Private Exchange Securities or Securities, as the case may be, not later than the effective date of a Registration Statement, and provide the Trustee with printed certificates for the Exchange Securities or the Private Exchange Securities, as the case may be, in a form eligible for deposit with the Depositary;

                  (k) (i) cause the Indenture or the indenture provided in
         Section 2(a) to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the Transfer Restricted Securities, (ii) cooperate with the Trustee or any trustee under such indenture and the Holders to effect such changes to the Indenture or such indenture as may be required for the Indenture or such indenture to be so qualified in accordance with the terms of the TIA and (iii) execute, and use reasonable best efforts to cause the Trustee or any trustee under such indenture to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable the Indenture or such indenture to be so qualified in a timely manner;

                  (l) in the case of a Shelf Registration, enter into agreements (including underwriting agreements) and take all such other customary and appropriate actions as are reasonably requested by the Majority Holders in order to expedite or facilitate the disposition of such Transfer Restricted Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to Holders of such Transfer Restricted Securities and the underwriters (if any) with respect to the business of the Company and its subsidiaries as then conducted and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers in connection with an offering of debt securities as contemplated hereby pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration, and confirm the same if and when requested by the Majority Holders; (ii) obtain opinions of counsel to the Company in form and substance reasonably satisfactory to the managing underwriters (if any) and the Holders of at least 35% in aggregate principal amount of the Transfer Restricted Securities covered by such Registration Statement, addressed to each selling Holder and the managing underwriters covering the matters customarily covered in opinions requested in connection with an of-fering of debt securities as contemplated hereby pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; (iii) obtain "cold comfort" letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the Company and the underwriters (if any) with copies to each of the selling Holders of Transfer Restricted Securities, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with an offering of debt securities as contemplated hereby pursuant to any appropriate agreement or to a registration statement filed on the form applicable to the Shelf Registration; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially equivalent to those set forth in Section 4 hereof (or such other provisions and procedures acceptable to the Company and the Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement and the managing underwriters) with respect to all parties to be indemnified pursuant to said Section (including, without limitation, such selling Holders and such underwriters). The above shall be done at each closing in respect of the sale of Transfer Restricted Securities, or as and to the extent required thereunder;

                  (m) if (i) a Shelf Registration is filed pursuant to Section 2(b) or (ii) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2(a) is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, make available for inspection by each selling Holder of Transfer Restricted Securities and each such person who would be an "underwriter" as a result of either (A) the sale by such person of Securities covered by such Shelf Registration Statement or (B) the sale during the Applicable Period by a Participating Broker-Dealer of Exchange Securities (provided that a Participating Broker-Dealer shall not be deemed to be an underwriter solely as a result of it being required to deliver a prospectus in connection with any resale of Exchange Securities) and any attorney, accountant or other agent retained by any such person (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours and upon reasonable prior notice, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Company determines, in good faith, to be con-fidential and any Records which they notify the Inspectors are confidential shall not be disclosed by the Inspectors to any other Person unless (1) the disclosure of such Records is necessary to avoid or correct a material misstatement or omission in such Registration Statement, (2) the disclosure is necessary in connection with any action, suit or proceeding, (3) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (4) the information in such Records has been made generally available to the public. Each such Holder and each such Participating Broker-Dealer will be required to agree in writing that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such is made generally available to the public. Each selling Holder of such Transfer Restricted Securities and each such Participating Broker-Dealer will be required to further agree in writing that it will, upon learning that disclosure of such Records is sought under (1) or (2) above, give notice to the Company and allow the Company and its subsidiaries at their own expense to undertake appropriate action to prevent disclosure of the Records deemed confidential; provided that the foregoing inspection and information gathering shall be coordinated by one counsel designated by and on behalf of the parties referenced in clauses (A) and (B) of this Section 3(m);

                  (n) comply with all applicable rules and regulations of the SEC so long as the provisions of this Agreement are applicable and make generally available to its security holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

                  (o) if an Exchange Offer or a Private Exchange is to be consummated, upon proper delivery of Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, the Company shall mark, or cause to be marked, on such Securities and on the books of the Trustee, the Note Registrar (as defined in the Indenture) and, if necessary, the Depositary, delivered by such Holders that such Securities are being canceled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; but in no event shall such Securities be marked as paid or otherwise satisfied solely as a result of being exchanged for Ex-change Securities or Private Exchange Securities in the Exchange Offer or the Private Exchange, as the case may be;

                  (p) cooperate with each seller of Transfer Restricted Securities covered by any Registration Statement participating in the disposition of such Transfer Restricted Securities and one counsel acting on behalf of all such sellers in connection with the filings, if any, required to be made with the NASD;

                  (q) use their reasonable best efforts to take all other steps necessary to effect the registration of the Transfer Restricted Securities covered by a Registration Statement contemplated hereby; and

                  (r) in the case of the Exchange Offer Registration Statement
         (A) include in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," which section shall be reasonably acceptable to the Initial Purchasers, and which shall contain a summary statement of the positions taken or policies made by the staff of the SEC with respect to the potential "underwriter" status of any broker-dealer ("Participating Broker-Dealer") that holds Transfer Restricted Securities acquired for its own account as a result of market-making activities or other trading activities and that will be the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities to be received by such broker-dealer in the Exchange Offer, whether such positions or policies have been publicly disseminated by the staff of the SEC or such positions or policies, in the reasonable judgment of the Initial Purchasers, represent the prevailing views of the staff of the SEC, including a statement that any such Participating Broker-Dealer who receives Exchange Securities for Transfer Restricted Securities pursuant to the Exchange Offer may be deemed a statutory underwriter and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Securities, (B) furnish to each Participating Broker-Dealer who has delivered to the Company the notice referred to in Section 3(e), without charge, as many copies of each Prospectus included in the Exchange Offer Registration Statement, including any preliminary prospectus, and any amendment or supplement thereto, as such Participating Broker-Dealer may reasonably request, (C) subject to the provisions of this Agreement, hereby consent to the use of the Prospectus forming part of the Exchange Offer Registration Statement or any amendment or supplement thereto, by any Person subject to the prospectus delivery requirements of the SEC, including all Participating Broker-Dealers, in connection with the sale or transfer of the Exchange Securities covered by the Prospectus or any amendment or supplement thereto, (D) use their reasonable best efforts to keep the Exchange Offer Registration Statement effective and use their reasonable best efforts to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the

         Securities Act for such period of time as such Persons must comply with such requirements in order to resell the Exchange Securities; provided, however, that such period shall not be required to exceed 180 days (or such longer period if extended pursuant to the last sentence of Section 3 hereof) (the "Applicable Period"), and (E) include in the transmittal letter or similar documentation to be executed by an exchange offeree in order to participate in the Exchange Offer (1) the following provision:

                  "If the exchange offeree is a broker-dealer holding Securities acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Securities received in respect of such Securities pursuant to the Exchange Offer";

         and (2) a statement to the effect that by a broker-dealer making the acknowledgment described in clause (1) and by delivering a Prospectus in connection with the exchange of Transfer Restricted Securities, such broker-dealer will not be deemed to admit that it is an underwriter within the meaning of the Securities Act.

         The Company may require each seller of Transfer Restricted Securities as to which any registration is being effected to furnish to the Company such information regarding such seller and the proposed distribution of such Transfer Restricted Securities as the Company may from time to time reasonably request in writing. The Company may exclude from such registration the Transfer Restricted Securities of any seller who fails to furnish such information within a reasonable time (at least 21 calendar days from the date on which such request is mailed) and shall be under no obligation to compensate any such seller for any lost income, interest or other opportunity forgone, or any liability incurred, as a result of the Company's decision to exclude such seller.

         In the case of (i) a Shelf Registration Statement or (ii) Participating Broker-Dealers who have notified the Company that they will be utilizing the Prospectus contained in the Exchange Offer Registration Statement as provided in
Section 3(r) hereof that are seeking to sell Exchange Securities and are required to deliver Prospectuses, each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in
Section 3(e)(B), 3(e)(C), 3(e)(D), 3(e)(E) or 3(e)(F) hereof, such Holder or Participating Broker-Dealer, as the case may be, will forthwith discontinue disposition of Transfer Restricted Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement until such Holder's or Participating Broker-Dealer's, as the case may be, receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies in such Holder's or Participating Broker-Dealer's, as the case may be, possession, other than permanent file copies then in such Holder's or Participating Broker-Dealer's, as the case may be, possession, of the Prospectus covering such Transfer Restricted Securities or Exchange Securities, as the case may be, current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Transfer Restricted Securities or Exchange Securities, as the case may be, pursuant to a Registration Statement, the Issuers shall use their reasonable best efforts to file and have declared effective (if an amendment) as soon as practicable an amendment or supplement to the Registration Statement and, in the case of an amendment, have such amendment declared effective as soon as practicable and shall extend the period during which such Registration Statement shall be maintained effective pursuant to this Agreement by the number of days in the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders or Participating Broker-Dealers, as the case may be, (A) copies of the supplemented or amended Prospectus necessary to resume such dispositions or (B) the Advice.

         4. Indemnification and Contribution. (a) Each of the Issuers shall jointly and severally indemnify and hold harmless the Initial Purchasers, each Holder of Transfer Restricted Securities in the Registration Statement, each Participating Broker-Dealer, each underwriter who participates in an offering of Transfer Restricted Securities, their respective affiliates, and each Person, if any, who controls any of such parties within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, as follows:

                  (i) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment or supplement thereto), covering Transfer Restricted Securities or Exchange Securities, including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (ii) against any and all loss, liability, claim, damage and expense whatsoever, joint or several, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; pro-vided that (subject to Section 4(d) below) any such settlement is effected with the prior written consent of the Company; and

                  (iii) against any and all expenses whatsoever, as incurred (including reasonable fees and disbursements of one counsel (in addition to any local counsel) chosen as provided in Section 4(c) below) reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any court or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) of this Section 4(a);

provided, however, that this indemnity does not apply to any loss, liability, claim, damage or expense to the extent arising out of an untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Initial Purchasers, such Holder, such Participating Broker-Dealer or any underwriter with respect to such Initial Purchasers, Holder, Participating Broker-Dealer or underwriter, as the case may be, expressly for use in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto); provided, further, that the foregoing indemnity with respect to a preliminary prospectus in any Shelf Registration Statement shall not inure to the benefit of any person or entity (or to the benefit of any person controlling such person or entity) from whom the person asserting any such losses, claims, damages or liabilities purchased Transfer Restricted Securities if (i) such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus was eliminated or remedied in the final Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto to such Holder prior to confirmation for the sale of such Transfer Restricted Securities to such person by such Holder) and (ii) a copy of the final Prospectus (as so amended and supplemented) was not furnished to such person at or prior to the written confirmation of the sale of such Transfer Restricted Securities to such person, unless such failure to deliver was a result of non-compliance by the Issuers with Section 3(c).

         (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Issuers, the Initial Purchasers and the other selling Holders and each of their respective directors and each Person, if any, who controls any of the Issuers, the Initial Purchasers, any underwriter or any other selling Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any and all loss, liability, claim, damage and expense whatsoever described in the indemnity contained in Section 4(a) hereof, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment or supplement thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Issuers by or on behalf of such selling Holder with respect to such Holder expressly for use in the Registration Statement (or any supplement thereto), or any such Prospectus (or any amendment thereto); provided, however, that, in the case of the Shelf Registration Statement, no such Holder shall be liable for any claims hereunder in excess of the amount of net proceeds received by such Holder from the sale of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

         (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 4(a) above, counsel to all the indemnified parties shall be selected by the Initial Purchasers, and, in the case of parties indemnified pursuant to Section 4(b) above, counsel to all the indemnified parties shall be selected by the Issuers. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution is or could be sought under this Section 4 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes a full and unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

         (d) If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, then such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 4(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and
(iii) such indemnifying party shall not
have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

         (e) (i) In order to provide for just and equitable contribution in circumstances under which any of the indemnity provisions set forth in this
Section 4 is for any reason held to be unavailable to the indemnified parties although applicable in accordance with its terms, the Issuers and the Holders, as applicable, shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Issuers and the Holders; provided, however, that no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person that was not guilty of such fraudulent misrepresentation. As between the Issuers and the Holders, such parties shall contribute to such aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement in such proportion as shall be appropriate to reflect the relative fault of the Issuers, on the one hand, and the Holders of Transfer Restricted Securities, the Participating Broker-Dealer or Initial Purchasers, as the case may be, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

                  (ii) The relative fault of the Issuers, on the one hand, and the Holders of Transfer Restricted Securities, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, or by the Holder of Transfer Restricted Securities, the Participating Broker-Dealer or the Initial Purchasers, as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  (iii) Notwithstanding the provisions of this Section 4, no Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Securities sold by it under the Shelf Registration Statement exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                  (iv) The Issuers and the Holders of the Transfer Restricted Securities and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 4.

                  (v) For purposes of this Section 4, each affiliate of any Person, if any, who controls a Holder of Transfer Restricted Securities, the Initial Purchasers or a Participating Broker-Dealer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such other Person, and each director of the Issuers (including any person who, with his consent, is named in any Registration Statement as about to become a director of the Issuers) each affiliate of the Issuers, each executive officer of the Issuers who signed the Registration Statement, and each Person, if any, who controls the Issuers within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Issuers.

         5. Participation in Underwritten Registrations. No Holder may participate in any underwritten registration hereunder unless such Holder (i) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements. The Issuers shall be under no obligation to compensate any Holder for lost income, interest or other opportunity foregone, or other liability incurred, as a result of the Issuers' decision to exclude such Holder from any underwritten registration if such Holder has not complied with the provisions of this Section 5 in all material respects.

         6. Selection of Underwriters. The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell the securities covered by such Shelf Registration in an underwritten offering. In any such underwritten offering, the managing underwriter or underwriters and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that such underwriters and managers must be reasonably satisfactory to the Company.

         7.  Miscellaneous.
             -------------

         (a) Reporting Requirement. So long as any of the Transfer Restricted Securities are outstanding, the Issuers will comply with the provisions of
Section 2.6 of the Indenture.

         (b) No Inconsistent Agreements. The rights granted to the Holders hereunder do not, and will not for the term of this Agreement in any way conflict with and are not, and will not during the term of this Agreement be inconsistent with the rights granted to the holders of the Issuers' other issued and outstanding securities under any other agreements entered into by the Issuers.

         (c) Amendments and Waivers. The provisions of this Agreement, including provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of the Issuers and the Majority Holders affected by such amendment, modification, supplementation or waiver; provided, however, that no amendment, modification, or supplement or waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Transfer Restricted Securities or the Issuers unless consented to in writing by such Holder of Transfer Restricted Securities or the Issuers, as the case may be.

         (d) Notices. (i) All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, facsimile, or any courier guaranteeing overnight delivery (A) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 7(d), which address initially is, with respect to the Initial Purchasers, the address set forth in the Purchase Agreement; and (B) if to the Company, initially at the Company's address set forth in the Purchase Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 7(d).

                  (ii) All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three Business Days after being deposited in the mail, postage prepaid, if mailed; when receipt is confirmed, if sent by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

                  (iii) Copies of all such notices, demands, or other communications shall be concurrently delivered by the Person giving the same to the Trustee, at the address specified in the Indenture.

         (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of the Company and the Initial Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof.

         (f) Third Party Beneficiary. Each Holder shall be a third party beneficiary of the agreements made hereunder between the Issuers, on the one hand, and the Initial Purchas-ers, on the other hand, and shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAWS. All specified times of day refer to New York City time.

         (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Securities Held by any of the Issuers or Any of Their Respective Affiliates. Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuers or any of their affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         (l) Guarantors. So long as any Transfer Restricted Securities remain outstanding, the Company shall cause each of its subsidiaries that becomes a guarantor of the Securities under the Indenture to execute and deliver a counterpart to this Agreement which subjects all such subsidiaries to the provision of this Agreement as the Guarantors. Each of the Guarantors agree to join the Company in all of its undertakings hereunder to effect the Exchange Offer for the Exchange Securities (which will be guaranteed by each of the Guarantors with terms identical to such Guarantors' guaranty of the Securities) and the filing of any Shelf Registration Statement required hereunder.

                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       TRIAD HOSPITALS, INC.

                                       By: /s/ DONALD P. FAY
                                           -------------------------------------
                                           Name: Donald P. Fay
                                           Title: Executive Vice President

                                       ALICE HOSPITAL, LLC

                                       By: APS MEDICAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       ALICE SURGEONS, LLC

                                       By: APS MEDICAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       AMARILLO SURGICARE I, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       APS MEDICAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       ARIZONA ASC MANAGEMENT, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       ARIZONA DH, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       ARIZONA MEDCO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       BEAUCO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       BEAUMONT MEDICAL CENTER, L.P.

                                       By: GENERAL PARTNER:

                                           BEAUMONT REGIONAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       BEAUMONT REGIONAL, LLC

                                       By: BEAUCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       BRAZOS MEDCO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       BRAZOS VALLEY OF TEXAS, L.P.

                                       By: GENERAL PARTNER:

                                           BRAZOS VALLEY SURGICAL
                                           CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       BRAZOS VALLEY SURGICAL CENTER, LLC

                                       By: BRAZOS MEDCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       BROWNWOOD HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                       BROWNWOOD MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       BROWNWOOD MEDICAL CENTER, LLC

                                       By: SOUTHERN TEXAS MEDICAL
                                           CENTER, LLC

                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       BVSC, LLC

                                       By: BRAZOS MEDCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       CARLSBAD MEDICAL CENTER, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CLAREMORE PHYSICIANS, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CLAREMORE REGIONAL HOSPITAL, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CLINICO, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       COLLEGE STATION HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           COLLEGE STATION MEDICAL
                                           CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       COLLEGE STATION MEDICAL CENTER, LLC

                                       By: COLLEGE STATION MERGER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       COLLEGE STATION MERGER, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CORONADO HOSPITAL, LLC

                                       By: CORONADO MEDICAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       CORONADO MEDICAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CRESTWOOD HEALTHCARE, L.P.

                                       By: GENERAL PARTNER:

                                           CRESTWOOD HOSPITAL &
                                           NURSING HOME, INC.

                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CRESTWOOD HOSPITAL & NURSING
                                       HOME, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CRESTWOOD HOSPITAL HOLDINGS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       CSDS, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CSMC, LLC

                                       By: COLLEGE STATION MERGER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       DALLAS PHY SERVICE, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       DALLAS PHYSICIAN PRACTICE, L.P.

                                       By: GENERAL PARTNER:

                                           DFW PHYSERV, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       DAY SURGERY, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       DETAR HOSPITAL, LLC

                                       By: VHC MEDICAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       DFW PHYSERV, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       DOCTORS MEDICAL CENTER, LLC

                                       By: MID-PLAINS, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       DOCTORS OF LAREDO, LLC

                                       By: MID-PLAINS, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       DOUGLAS MEDICAL CENTER, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       E.D. CLINICS, LLC

                                       By: ARIZONA MEDCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       EL DORADO MEDICAL CENTER, LLC

                                       By: ARIZONA MEDCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       EYE INSTITUTE OF SOUTHERN
                                        ARIZONA, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       GCMC, LLC

                                       By: WHARTON MEDCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       GH TEXAS, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       GHC HOSPITAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       GHC HUNTINGTON BEACH, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       GRB REAL ESTATE, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       GREENBRIER VMC, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       GULF COAST HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           GULF COAST MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       GULF COAST MEDICAL CENTER, LLC

                                       By: WHARTON MEDCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       HDP DEQUEEN, LLC

                                       By: TRIAD HOLDINGS II, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       HDP WOODLAND HEIGHTS, L.P.

                                       By: GENERAL PARTNER:

                                       HDP WOODLAND PROPERTY, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       HDP WOODLAND PROPERTY, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       HDPWH, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       HEALDSBURG OF CALIFORNIA, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       HIH, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       HOBBS MEDCO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       HOBBS PHYSICIAN PRACTICE, LLC

                                       By: HOBBS MEDCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       HOSPITAL OF BEAUMONT, LLC

                                       By: BEAUCO, LLC

                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       HUNTINGTON BEACH AMDECO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       IRHC, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       KENSINGCARE, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       LAKE AREA PHYSICIAN SERVICES, LLC

                                       By: WOMEN & CHILDREN'S HOSPITAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       LAREDO HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           DOCTORS OF LAREDO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       LAS CRUCES MEDICAL CENTER, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       LEA REGIONAL HOSPITAL, LLC

                                       By: HOBBS MEDCO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       LONGVIEW MEDICAL CENTER, L.P.

                                       By: GENERAL PARTNER:

                                           REGIONAL HOSPITAL OF
                                            LONGVIEW, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       LONGVIEW MERGER, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       LRH, LLC

                                       By: LONGVIEW MERGER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       LS PSYCHIATRIC, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MCI PANHANDLE SURGICAL, L.P.

                                       By: GENERAL PARTNER:

                                           PANHANDLE PROPERTY, LLC

                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MEDICAL CENTER AT TERRELL, LLC

                                       By: TRIAD-MEDICAL CENTER AT
                                            TERRELL SUBSIDIARY, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MEDICAL CENTER OF BROWNWOOD, LLC

                                       By: SOUTHERN TEXAS MEDICAL
                                            CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       MEDICAL HOLDINGS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MEDICAL MANAGEMENT, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MEDICAL PARK HOSPITAL, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MEDICAL PARK MSO, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       MEMORIAL HOSPITAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MID-PLAINS, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MISSION BAY MEMORIAL HOSPITAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       MISSOURI HEALTHSERV, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       NAVARRO HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           NAVARRO REGIONAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       NAVARRO REGIONAL, LLC

                                       By: TRIAD-NAVARRO REGIONAL
                                            HOSPITAL SUBSIDIARY, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       NORTHWEST HOSPITAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       NORTHWEST RANCHO VISTOSO IMAGING
                                        SERVICES, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       NRH, LLC
                                       By:  TRIAD-NAVARRO REGIONAL
                                             HOSPITAL SUBSIDIARY, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       OREGON HEALTHCORP, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       OPRMC, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PACIFIC EAST DIVISION OFFICE, L.P.

                                       By: GENERAL PARTNER:

                                           TRIAD TEXAS, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       PACIFIC GROUP ASC DIVISION, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PACIFIC PHYSICIANS SERVICE, LLC

                                       By: SPROCKET MEDICAL
                                            MANAGEMENT, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PACIFIC WEST DIVISION OFFICE, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PALM DRIVE HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           PALM DRIVE MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       PALM DRIVE MEDICAL CENTER, LLC

                                       By: SEBASTOPOL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       PAMPA HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           PAMPA MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PAMPA MEDICAL CENTER, LLC

                                       By: CORONADO MEDICAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PANHANDLE MEDICAL CENTER, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       PANHANDLE PROPERTY, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PANHANDLE SURGICAL HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           PANHANDLE MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PANHANDLE, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PDMC, LLC

                                       By: SEBASTOPOL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       PECOS VALLEY OF NEW MEXICO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PHOENIX AMDECO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PHOENIX SURGICAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PHYSICIANS AND SURGEONS
                                        HOSPITAL OF ALICE, L.P.

                                       By: GENERAL PARTNER:

                                           ALICE HOSPITAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       PHYS-MED, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PINEY WOODS HEALTHCARE
                                       SYSTEM, L.P.

                                       By: GENERAL PARTNER:

                                           WOODLAND HEIGHTS
                                            MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PRIMARY MEDICAL, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PSYCHIATRIC SERVICES OF
                                        PARADISE VALLEY, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       REGIONAL HOSPITAL OF LONGVIEW, LLC

                                       By: LONGVIEW MERGER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SACMC, LLC

                                       By: SAN ANGELO MEDICAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SAN ANGELO COMMUNITY
                                        MEDICAL CENTER, LLC

                                       By: SAN ANGELO MEDICAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       SAN ANGELO HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           SAN ANGELO COMMUNITY
                                            MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SAN ANGELO MEDICAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SAN DIEGO HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           MISSION BAY MEMORIAL
                                            HOSPITAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       SAN LEANDRO HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           SAN LEANDRO MEDICAL
                                            CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SAN LEANDRO MEDICAL CENTER, LLC

                                       By: SAN LEANDRO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SAN LEANDRO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SDH, LLC

                                       By: SILSBEE TEXAS, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       SEBASTOPOL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SILSBEE DOCTORS HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           SILSBEE MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SILSBEE TEXAS, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SLH, LLC

                                       By: SAN LEANDRO, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       SOUTH ALABAMA MANAGED CARE
                                        CONTRACTING, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SOUTH ALABAMA MEDICAL
                                        MANAGEMENT SERVICES, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SOUTH ALABAMA PHYSICIAN
                                        SERVICES, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SOUTH ARKANSAS CLINIC, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SOUTHCREST, L.L.C.

                                       By: TRIAD-SOUTH TULSA HOSPITAL
                                            COMPANY, INC.

                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SOUTHERN TEXAS MEDICAL CENTER, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SPROCKET MEDICAL MANAGEMENT, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SURGICAL CENTER OF AMARILLO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SURGICARE OF INDEPENDENCE, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       SURGICARE OF SAN LEANDRO, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SURGICARE OF SOUTHEAST TEXAS I, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SURGICARE OF VICTORIA, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SURGICARE OUTPATIENT CENTER OF
                                        LAKE CHARLES, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SURGICENTER OF JOHNSON COUNTY, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       SURGICENTERS OF AMERICA, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TERRELL HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           TERRELL MEDICAL CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TERRELL MEDICAL CENTER, LLC

                                       By: TRIAD-MEDICAL CENTER AT
                                            TERRELL SUBSIDIARY, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD CORPORATE SERVICES,
                                        LIMITED PARTNERSHIP

                                       By:   GENERAL PARTNER:

                                             TRIAD CSGP, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       TRIAD CSGP, LLC

                                       By: TRIAD HOLDINGS II, LLC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD CSLP, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD DEQUEEN REGIONAL MEDICAL
                                        CENTER, LLC

                                       By: DEQUEEN REGIONAL I, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD EL DORADO, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       TRIAD HEALTHCARE SYSTEM OF
                                        PHOENIX, LIMITED PARTNERSHIP

                                       By: GENERAL PARTNER:

                                           TRIAD OF PHOENIX, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD HOLDINGS II, LLC

                                       By: TRIAD HOSPITALS, INC.

                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD OF ARIZONA (L.P.), INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       TRIAD OF PHOENIX, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD RC, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD TEXAS, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD-ARIZONA I, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD-DENTON HOSPITAL GP, LLC

                                       By:  TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       TRIAD-DENTON HOSPITAL, L.P.

                                       By:  TRIAD-DENTON HOSPITAL GP, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD-MEDICAL CENTER AT
                                        TERRELL SUBSIDIARY, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD-NAVARRO REGIONAL
                                        HOSPITAL SUBSIDIARY, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRIAD-SOUTH TULSA HOSPITAL
                                        COMPANY, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       TROSCO, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       TRUFOR PHARMACY, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       VFARC, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       VHC HOLDINGS, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       VHC MEDICAL, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       VICTORIA HOSPITAL, LLC

                                       By: VHC MEDICAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       VICTORIA OF TEXAS, L.P.

                                       By: GENERAL PARTNER:

                                           DETAR HOSPITAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       VMF MEDICAL, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       WAGONER COMMUNITY HOSPITAL, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WAMC, LLC

                                       By: WEST ANAHEIM, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WEST ANAHEIM HOSPITAL, L.P.

                                       By: GENERAL PARTNER:

                                           WEST ANAHEIM MEDICAL
                                            CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WEST ANAHEIM MEDICAL CENTER, LLC

                                       By: WEST ANAHEIM, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       WEST ANAHEIM, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WEST VIRGINIA MS, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WHARTON MEDCO, LLC

                                       By: TRIAD HOSPITALS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WHMC, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       WILLAMETTE VALLEY CLINICS, LLC

                                       By: OREGON HEALTHCORP, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WILLAMETTE VALLEY MEDICAL
                                        CENTER, LLC

                                       By: OREGON HEALTHCORP, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WM MEDICAL, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WOMEN & CHILDREN'S HOSPITAL, LLC

                                       By: TRIAD HOLDINGS II, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       WOODLAND HEIGHTS MEDICAL
                                        CENTER, LLC

                                       By: TRIAD HOLDINGS III, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       AMERICAN HEALTH FACILITIES
                                        DEVELOPMENT, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       BLUFFTON HEALTH SYSTEM LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CAROLINAS MEDICAL ALLIANCE, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       CLINTON COUNTY HEALTH SYSTEM LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       FRANKFORT HEALTH PARTNER, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       GADSDEN REGIONAL PRIMARY CARE, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       HATTIESBURG AMBULATORY SURGERY
                                        CENTER, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       IOM HEALTH SYSTEM, L.P.

                                       By: OHG of Indiana, Inc.,
                                           its general partner


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       NC-CSH, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       NC-DSH, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       NC-SCHI, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       PROCURE SOLUTIONS, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG GEORGIA HOLDINGS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG GEORGIA, LP

                                       By: QHG Georgia Holdings, Inc.,
                                           its general partner


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       QHG OF ALABAMA, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF BARBERTON, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF BATON ROUGE, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF BLUFFTON, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF CLINTON COUNTY, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       QHG of Enterprise, Inc.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF FORREST COUNTY, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF FORT WAYNE, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF GADSDEN, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF HATTIESBURG, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       QHG OF INDIANA, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF JACKSONVILLE, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF LAKE CITY, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF MASSILLON, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF OHIO, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       QHG OF SOUTH CAROLINA, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF SPARTANBURG, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF SPRINGDALE, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF TEXAS, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QHG OF WARSAW, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       QHR INTERNATIONAL, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QUORUM ELF, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QUORUM HEALTH GROUP OF VICKSBURG, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QUORUM HEALTH GROUP, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QUORUM HEALTH RESOURCES, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       QUORUM HEALTH SERVICES, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       QUORUM, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       REHAB HOSPITAL OF FORT WAYNE GENERAL
                                        PARTNERSHIP

                                       By: QHG of Fort Wayne, Inc.,
                                           its managing partner


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       SOFTWARE SALES CORP.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       ST. JOSEPH HEALTH SYSTEM LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

                                       ST. JOSEPH MEDICAL GROUP, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       THE INTENSIVE RESOURCE GROUP, LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       THE VICKSBURG CLINIC LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WARSAW HEALTH SYSTEM LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WESLEY HEALTH SYSTEM LLC


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer


                                       WESLEY HEALTHTRUST, INC.


                                       By: /s/ BURKE WHITMAN
                                           -------------------------------------
                                           Name: Burke Whitman
                                           Title: Treasurer

Confirmed and accepted as of the date first written above:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
     INCORPORATED
BANC OF AMERICA SECURITIES LLC
CHASE SECURITIES INC.
UBS WARBURG LLC

By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED.


By: /s/ SARANG R. GADKARI
    ------------------------------------------
    Name: Sarang R. Gadkari
    Title: Vice President

                                                                      SCHEDULE A

GUARANTORS:
================================================================================

Alice Hospital, LLC
Alice Surgeons, LLC
Amarillo Surgicare I, LLC
APS Medical, LLC
Arizona ASC Management, Inc.
Arizona DH, LLC
Arizona Medco, LLC
Beauco, LLC
Beaumont Medical Center, L.P. (Delaware) (d/b/a (TX) Beaumont Center, L.P.) Beaumont Regional, LLC
Brazos Medco, LLC
Brazos Valley of Texas, L.P.
Brazos Valley Surgical Center, LLC
Brownwood Hospital, L.P.
Brownwood Medical Center, LLC
BVSC, LLC
Carlsbad Medical Center, LLC
Claremore Physicians, LLC
Claremore Regional Hospital, LLC
Clinico, LLC
College Station Hospital, L.P.
College Station Medical Center, LLC
College Station Merger, LLC
Coronado Hospital, LLC
Coronado Medical, LLC
Crestwood Healthcare, L.P.
Crestwood Hospital & Nursing Home, Inc.
Crestwood Hospital Holdings, Inc.
CSDS, LLC
CSMC, LLC
Dallas PHY Service, LLC
Dallas Physician Practice, L.P. (d/b/a (TX) Dallas Practice, L.P.)
Day Surgery, Inc.
Detar Hospital, LLC
DFW Physerv, LLC
Doctors Medical Center, LLC
Doctors of Laredo, LLC (d/b/a (TX) Laredo Doctors, LLC)

Douglas Medical Center, LLC
E.D. Clinics, LLC
El Dorado Medical Center, LLC
Eye Institute of Southern Arizona, LLC
GCMC, LLC
GH Texas, LLC
GHC Hospitals, LLC (f/k/a Galen Hospital, LLC)
GHC Huntington Beach, LLC (d/b/a (CA) Galen Huntington Beach, LLC) GRB Real Estate, LLC
Greenbrier VMC, LLC
Gulf Coast Hospital, L.P.
Gulf Coast Medical Center, LLC (d/b/a (TX) GC Medical Center, LLC) HDP DeQueen, LLC
HDP Woodland Heights, L.P.
HDP Woodland Property, LLC
HDPWH, LLC
Healdsburg of California, LLC
HIH, LLC Hobbs Medco, LLC
Hobbs Physician Practice, LLC
Hospital of Beaumont, LLC
Huntington Beach Amdeco, LLC
Independence Regional Health Center, LLC
Kensingcare, LLC
Lake Area Physician Services, LLC
Laredo Hospital, L.P.
Las Cruces Medical Center, LLC
Lea Regional Hospital, LLC
Longview Medical Center, L.P.
Longview Merger, LLC
LRH, LLC
LS Psychiatric LLC
MCI Panhandle Surgical, L.P.
Medical Center at Terrell, LLC
Medical Center of Brownwood, LLC
Medical Holdings, Inc.
Medical Management, Inc.
Medical Park Hospital, LLC
Medical Park MSO, LLC
Memorial Hospital, LLC
Mid-Plains, LLC
Mission Bay Memorial Hospital, LLC
Missouri HealthServ, LLC

Navarro Hospital, L.P.
Navarro Regional, LLC (d/b/a (TX) NavReg, LLC)
Northwest Hospital, LLC
NRH, LLC
Odessa, LLC
Oregon Healthcorp, LLC
Overland Park Regional Medical Center, LLC
Pacific East Division Office, L.P.
Pacific Group ASC Division, Inc.
Pacific Physicians Service, LLC (d/b/a (AZ) West Coast Services, LLC;
     (TX) Pacific Services, LLC)
Pacific West Division Office, LLC
Palm Drive Hospital, L.P.
Palm Drive Medical Center, LLC
Pampa Hospital, L.P.
Pampa Medical Center, LLC (d/b/a (TX) Pam-Med, LLC)
Panhandle Medical Center, LLC
Panhandle Property, LLC (d/b/a (TX) Panhandle Propco, LLC
Panhandle Surgical Hospital, LP
Panhandle, LLC
PDMC, LLC
Pecos Valley of New Mexico, LLC
Phoenix Amdeco, LLC
Phoenix Surgical, LLC
Physicians and Surgeons Hospital of Alice, L.P.
Phys-Med, LLC
Piney Woods Healthcare System, L.P.
Primary Medical, LLC
Psychiatric Services of Paradise Valley, LLC
Regional Hospital of Longview, LLC
SACMC, LLC
San Angelo Community Medical Center, LLC (d/b/a (TX) San Angelo MC, LLC) San Angelo Hospital, L.P.
San Angelo Medical, LLC
San Diego Hospital, L.P.
San Leandro Hospital, L.P.
San Leandro Medical Center, LLC
San Leandro, LLC
SDH, LLC
Sebastopol, LLC
Silsbee Doctors Hospital, L.P.
Silsbee Texas, LLC
SLH, LLC

South Alabama Managed Care Contracting, Inc.
South Alabama Medical Management Services, Inc.
South Alabama Physicians Service, Inc.
South Arkansas Clinic, LLC
SouthCrest, L.L.C.
SouthCrest Surgery Center, L.P.
Southern Texas Medical Center, LLC
Sprocket Medical Management, Inc.
Surgical Center of Amarillo, LLC
Surgicare of Independence, Inc.
Surgicare of San Leandro, Inc.
Surgicare of Southeast Texas I, LLC
Surgicare of Victoria, Inc.
Surgicare Outpatient Center of Lake Charles, Inc.
Surgicenter of Johnson County, Inc.
Surgicenters of America, Inc.
Terrell Hospital, L.P.
Terrell Medical Center, LLC
Triad Corporate Services, Limited Partnership
Triad CSGP, LLC
Triad CSLP, LLC
Triad DeQueen Regional Medical Center, LLC
Triad Healthcare System of Phoenix, Limited Partnership
Triad Holdings II, LLC
Triad Holdings III, Inc.
Triad of Arizona (L.P.), Inc. (f/k/a Galen of Arizona)
Triad of Phoenix, Inc.
Triad RC, Inc.
Triad Texas, LLC (f/k/a Galen Texas, LLC)
Triad-Arizona, Inc.
Triad-El Dorado, Inc.
Triad-Denton Hospital GP, LLC
Triad-Denton Hospital, L.P.
Triad-Medical Center at Terrell Subsidiary, LLC
Triad-Navarro Regional Hospital Subsidiary, LLC
Triad-South Tulsa Hospital Company, Inc.
TROSCO, LLC
Trufor Pharmacy, LLC
VFARC, LLC
VHC Holdings, LLC
VHC Medical, LLC
Victoria Hospital, LLC
Victoria of Texas, L.P.

VMF Medical, LLC
Wagoner Community Hospital, LLC (d/b/a (OK) Wagoner Hospital, LLC)
WAMC, LLC
West Anaheim Hospital, L.P.
West Anaheim Medical Center, LLC
West Anaheim, LLC
West Virginia MS, LLC
Wharton Medco, LLC
WHMC, LLC (Delaware)
Willamette Valley Clinics, LLC
Willamette Valley Medical Center, LLC
WM Medical, LLC
Women & Children's Hospital, LLC (d/b/a (LA) Women & Children's
     Hospital of Delaware, LLC)
Woodland Heights Medical Center, LLC